SUP-0106-0817I

THE AB PORTFOLIOS

-AB All Market Total Return Portfolio

(the “Fund”)

Supplement dated August 17, 2017 to the Prospectus dated December 30, 2016, as revised July 14, 2017 and Summary Prospectus dated April 24, 2017 (the “Prospectuses”) of AB All Market Total Return Portfolio, offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares.

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The information regarding the Bloomberg Barclays Global Aggregate Bond Index in the Performance Table under “Bar Chart and Performance Information” is deleted in its entirety and replaced with the following:

	1 Year	5 Years	10 Years
Bloomberg Barclays Global Aggregate Bond (USD Hedged) Index # (reflects no deduction for fees, expenses, or taxes)	3.95%	3.59%	4.39%

#	The information in the Bloomberg Barclays Global Aggregate Bond (USD Hedged) Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0106-0817I